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                                                                  Exhibit 10.64


                             SUPPLEMENTAL AGREEMENT

         THIS SUPPLEMENTAL AGREEMENT is entered into this 25th day of April, 1995. by and between NewCorp Resources, Inc. (hereinafter "NCR"), a corporation organized and existing under the laws of the State of Texas, and Cap Rock Electric Cooperative, Inc. (hereinafter "Cap Rock"), a corporation organized and existing under the laws of the State of Texas (collectively the "Parties").

         WHEREAS, NCR and Cap Rock have entered into a Service Agreement pursuant to which Cap Rock will purchase electric power and energy from NCR under NCR's Rate Schedule WP and Tariff for Electric Service on file with the Federal Energy Regulatory Commission; and

         WHEREAS, NCR and Cap Rock have entered into an Assignment of Wholesale Power Contract to assign from Cap Rock to NCR the Agreement for Wholesale Full Requirements Electric Power Service between Southwestern Public Service Company ("SPS") and Cap Rock dated July 3, 1991, as amended by the first amendment dated January 22, 1992, (the "SPS Contract"); and

         WHEREAS, NCR is able to satisfy certain of its obligations under the SPS Contract only if Cap Rock agrees to corresponding obligations to NCR;

         NOW THEREFORE, NCR and Cap Rock, in consideration of these premises and of the mutual covenants and agreements herein contained, and of the mutual benefits derived therefrom, thereby agree as follows:

         1.       PURPOSE.

                  This Agreement supplements the terms and conditions found in NCR Rate Schedule WP and the Service Agreement entered into by the Parties on even date herewith. This agreement incorporates all terms and conditions found in Rate Schedule WP and the Service Agreement.

         2.       TERM.

                  Section (6) of the Service Agreement is supplemented as follows:

                  During the period beginning January 1, 2004, and ending December 31, 2013, Cap Rock may elect to terminate the Service Agreement and this Supplemental Agreement early, effective at the end of any calendar year. by giving NCR at least five years' notice before the proposed termination date. In the event of early termination, Cap Rock shall be liable to NCR for any termination or other charges owed by NCR to SPS resulting from Cap Rock's termination and paid by NCR to its power supplier(s).

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         3.       SALES TO AND PURCHASES FROM QUALIFYING FACILITIES.

                  In light of the corporate relationship between NCR and Cap Rock, NCR and Cap Rock agree as follows:

                  (a) During the term of this Agreement, NCR agrees to assume Cap Rock's obligations to purchase electric energy and capacity offered by Qualifying Facilities as required by the regulations set forth in Part 292 of the Code of Federal Regulations ("CFR"), promulgated under Sections 201 and 210 of the Public Utilities Regulatory Act of 1978, or the rules and regulations of the Public Utility Commission of Texas, or both, as the case may be.

                  (b) During the term of this Agreement. Cap Rock agrees to assume NCR's obligations to sell back-up, maintenance, supplementary and interruptible power to Qualifying Facilities as required by the regulations set forth in Part 292 of the CFR, promulgated under Sections 201 and 210 of the Public Utilities Regulatory Act of 1978, or the rules and regulations of the Public Utility Commission of Texas, or both, as the case may be.

Accepted by NCR:                     Accepted by Cap Rock Electric Cooperative:


/s/ Steven E. Collier                /s/ David W. Pruitt
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Signature                            Signature


President                            President/CEO
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Title                                Title


April 25, 1995                       4/25/95
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Date Signed                          Date Signed